Exhibit 32.2 - Chief Financial Officer Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Communications of America, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005, 2004, 2003 and 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report").

I, David R. Pressler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David R. Pressler
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    David R. Pressler
    CEO President and Director


Date  April 10, 2006
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